                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 June 30, 1997
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                                MEDICONSULT.COM, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

          Delaware                0-29282                 84-1341886
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

              33 Reid Street, 4th Floor, Hamilton HM 12, Bermuda
        -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                  (441) 296-0736
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 5.  OTHER EVENTS.

     On June 30, 1997, Robert Jennings, the Company's President and a Director, invested $1 million of cash into the Company and also converted $900,000 of loans into preferred stock. In consideration for the investment and the conversion of outstanding loans, the Company issued to Mr. Jennings a total of 190,000 shares of its $10.00 Non-Cumulative Preferred Stock.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     MEDICONSULT.COM INC.

Dated: July 17, 1997                 By:  /s/ Robert Jennings
                                          Robert Jennings, President